TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus and each Statement of Additional

Information

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Effective on or about January 1, 2023 (“Effective Date”), DST Asset Manager Solutions, Inc. will merge with DST Systems, Inc., both wholly-owned subsidiaries of SS&C Technologies, Inc. The combined entity will be known as SS&C Global Investor & Distribution Solutions, Inc. and will provide the funds with those certain transfer agency services currently provided by DST Asset Manager Solutions, Inc.

As of the Effective Date, the reference to DST Systems, Inc., in the Retail Prospectus and the reference to DST Asset Manager Solutions, Inc. in each Statement of Additional Information are replaced with SS&C Global Investor & Distribution Solutions, Inc.

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Investors Should Retain this Supplement for Future Reference

December 30, 2022